                                                                    EXHIBIT 10.7


                                RELEASE AGREEMENT

         This RELEASE AGREEMENT ("Agreement") is made this day 28th of May, 2002, among THE NETPLEX GROUP, INC., a New York corporation ("Netplex"), having an address at 1800 Robert Fulton Way, Suite 250, Reston, Virginia 20191, U.S.A., CGI INFORMATION SYSTEMS & MANAGEMENT CONSULTANTS, INC., a Delaware corporation ("CGI"), having an address at 1130 Sherbrooke Street West, 5th Floor, Montreal, Quebec, Canada H3A 2M8, THE VIALINK COMPANY, a Delaware corporation, and formerly known as APPLIED INTELLIGENCE GROUP, INC. ("ViaLink"), having an address at 13155 Noel Road, Suite 700, Dallas, Texas, 75240, and OKLAHOMA CHRISTIAN INVESTMENT CORPORATION, a Oklahoma corporation ("OCIC"), having an address at P.O. Box 11000, Oklahoma City, Oklahoma, 73136-1100, with reference to the following:

         (a) OCIC, as landlord, and ViaLink, as tenant, are parties to a certain Lease Agreement, dated October 3, 1994, as amended by documents, dated January 26, 1995 and June 2, 1995 (the "Lease"), covering the premises located at 13800 Benson Road, Edmond, Oklahoma 73013 (the "Premises).

         (b) ViaLink, as sublandlord, and Netplex, as subtenant, are parties to a Sublease, dated September 30, 1998 (the "Sublease"), covering a portion of the Premises, as more particularly described in the Sublease (such portion of the Premises being herein referred to as the "Subleased Premises").

         (c) On or about May 15, 2002, CGI purchased the assets pertaining to the Retail Practice Division of Netplex Systems, Inc., a wholly owned subsidiary of Netplex. In connection with such asset purchase, Netplex, CGI, ViaLink and OCIC have signed, or will sign, a certain Assignment and Assumption of Sublease and Sublease Rent Direction, dated May 28, 2002 (the "Sublease Assignment"), under which, among other things, Netplex assigned to CGI the Sublease, and CGI accepted such assignment and assumed the Sublease. A photocopy of the Sublease Assignment is attached to this Agreement as Exhibit "A."

         (d) By means of this Agreement, OCIC desires to release ViaLink's liability for performance of the obligations of the tenant under the Lease; CGI and Netplex desire to release ViaLink's liability for performance of the obligations of the sublandlord under the Sublease; and ViaLink desires to terminate all liability of OCIC, Netplex and/or CGI to ViaLink. In addition, OCIC and CGI will confirm that the Sublease and the Lease, to the extent it is incorporated into the Sublease, will continue in full force and effect as a direct lease between OCIC and CGI.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Netplex, CGI, ViaLink and OCIC agree as follows:

         1. ViaLink represents, warrants and covenants that, except for the Sublease, ViaLink has not previously assigned, conveyed, transferred, pledged, mortgaged, encumbered or otherwise alienated its interest under the Lease or its interest under the Sublease or any of its right, title or interest in and to the Premises, that ViaLink has full right, power and authority to execute this Agreement, and that this Agreement does not conflict with, contradict or otherwise violate any other contract, agreement, security document, undertaking, judicial order, governmental rule, regulation or requirement or any other covenant or restriction by which ViaLink is or may be bound.

         2. Subject to satisfaction of the following requirements, OCIC releases ViaLink from all responsibilities, obligations and liabilities of tenant under the Lease which have accrued to date or which may hereafter accrue. Conditions precedent to the foregoing release are as follows:

                  (a) ViaLink shall pay to OCIC the sum of $100,000.00 by. wire transfer immediately upon receipt of a fully executed counterpart of this Agreement and the Sublease Assignment, which delivery may be by way of facsimile transmission (to ViaLink at 972-934-5583); provided, that if the Morgan Chase wire transfer time has passed when said counterparts are received, then the wire transfer from ViaLink to OCIC shall be made on the following banking day. ViaLink acknowledges and agrees that the security deposit under the Lease has been properly applied by OCIC to payment of past due rent under the Lease.

                  (b) ViaLink shall sign and deliver, by way of next day courier service such as Airborne Express, to OCIC a $100,000.00 Promissory Note in the form of Exhibit "B" attached to this Agreement, immediately upon receipt of a fully executed counterpart of this Agreement and the Sublease Agreement.

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                  (c) ViaLink shall sign and deliver to OCIC a Bill of Sale in the form of Exhibit "C" attached to this Agreement, on or before the close of business on Wednesday, May 22, 2002, which Bill of Sale shall cover all of ViaLink's furniture, fixtures, equipment, and other personal property located in the Premises (collectively, "Personal Property"). In other words, in partial consideration of its obligation to pay delinquent rent, ViaLink hereby agrees that title to all such Personal Property located in the Premises is hereby transferred to OCIC. Such property includes, without limitation, the rolling file system, which is located on the first floor of the Premises and which is sometimes referred to as the "Lundia Filing System."

                  (d) ViaLink, Netplex and CGI shall sign and deliver to OCIC the Sublease Assignment on or before the close of business on Wednesday, May 22, 2002.

         3. Subject to satisfaction of the requirements listed in paragraph 2 above, Netplex and CGI each hereby release ViaLink from any responsibilities, obligations and liabilities as Sublandlord under the Sublease, which have accrued to date or which are hereafter accrued under the terms of the Sublease.

         4. ViaLink hereby assigns to OCIC all of ViaLink's right, title and interest in, to and under the Sublease. OCIC and CGI, as assignee of Netplex's interest in, to and under the Sublease, hereby consents to such assignment and agrees that the Sublease and those parts of the Lease which are incorporated into the Sublease, collectively continue in full force and effect as a direct lease between OCIC, as landlord, and CGI, as tenant.

         5. ViaLink hereby releases Netplex, CGI and OCIC from any responsibilities, obligations and liabilities to ViaLink which have accrued to date in connection with or relating to the Lease, the Premises, the Sublease or the Subleased Premises or any action or inaction by Netplex, CGI or OCIC in connection with or arising out of the Lease, the Premises, the Sublease or the Subleased Premises. Hereafter, none of the released parties shall have any responsibilities, obligations or liabilities to ViaLink in connection with or arising out of the Lease, the Premises, the Sublease or the Subleased Premises.

         6. Each party to this Agreement ratifies and confirms its representations, warranties, covenants and agreements set forth in the Sublease Assignment.

         7. This Agreement and the Sublease Agreement contain the entire agreement between the parties regarding the subject matter hereof, and this Agreement shall be binding upon the parties hereto and shall inure to the benefit of and bind the respective successors and assigns.

         8. This Agreement may be executed with any number of counterparts, which together shall constitute a single document evidencing the agreement of the parties.


                            [signature page follows]

         IN WITNESS WHEREOF, this Agreement is executed effective as of the date set forth above.

                                    NETPLEX:

                                    THE NETPLEX GROUP, INC.



                                    By:               /s/ Gene Zaino
                                        ------------------------------------
                                            Name:   Gene Zaino
                                            Title:  President


                                    CGI:

                                    CGI INFORMATION SYSTEMS & MANAGEMENT
                                    CONSULTANTS, INC.



                                    By:               /s/ Paule Dore'
                                        ------------------------------------
                                            Name:   Paule Dore'
                                           Title:   Executive Vice President


                                    VIALINK:

                                    THE VIALINK COMPANY, formerly known as
                                    APPLIED INTELLIGENCE GROUP, INC.



                                    By:            /s/ William P. Creasman
                                        ------------------------------------
                                            Name:   William P. Creasman
                                            Title:  Vice President

                                    OCIC:

                                    OKLAHOMA CHRISTIAN INVESTMENT CORPORATION



                                    By:            /s/ James W. Jones
                                        ------------------------------------
                                            Name:    James W. Jones
                                            Title:   Vice President

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

                  This instrument was acknowledged before me on ______________, 2002, by Gene Zaino as President of The Netplex Group, Inc..


                        /s/ Notary Public
                        --------------------------------
                        Notary Public
My Commission Expires:


-----------------------------------
(SEAL)


STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

                  This instrument was acknowledged before me on ______________, 2002, by Serge Godin as Chairman of the Board and Chief Executive Officer of CGI Information Systems & Management Consultants, Inc..


                        /s/ Notary Public
                        --------------------------------
                        Notary Public
My Commission Expires:


-----------------------------------
(SEAL)


STATE OF                            )
                                    )       ss.
COUNTY OF                           )
          --------------------------

                  This instrument was acknowledged before me on ______________, 2002, by __________________________ as __________________ of The ViaLink
Company, formerly known as Applied Intelligence Group, Inc.


                        /s/ Notary Public
                        --------------------------------
                        Notary Public
My Commission Expires:


-----------------------------------
(SEAL)

STATE OF                            )
                                    )       ss.
COUNTY OF                           )
          --------------------------


                  This instrument was acknowledged before me on ______________, 2002, by _________________________ as _________ President of Oklahoma Christian
Investment Corporation.

                        /s/ Notary Public
                        --------------------------------
                        Notary Public
My Commission Expires:


-----------------------------------
(SEAL)